                                                                    Exhibit 99.1

           CERTAIN PENDING LITIGATION MATTERS AND RECENT DEVELOPMENTS

As described in Note 3 ("Note 3") to the Condensed Consolidated Financial Statements included in Part I, Item 1, of this Quarterly Report on Form 10-Q, there are legal proceedings covering a wide range of matters pending in various U.S. and foreign jurisdictions against the Company, its subsidiaries and affiliates, including PM Inc. and PMI, and their respective indemnitees. Various types of claims are raised in these proceedings, including products liability, consumer protection, antitrust, securities law, tax, patent infringement, employment matters and claims for contribution. Pending claims related to tobacco products generally fall within three categories: (i) smoking and health cases alleging personal injury brought on behalf of individual plaintiffs, (ii) smoking and health cases alleging personal injury and purporting to be brought on behalf of a class of individual plaintiffs, and (iii) health care cost recovery cases brought by state and local governments seeking reimbursement for Medicaid and/or other health care expenditures allegedly caused by cigarette smoking, as well as other reimbursement cases, including class actions, brought by non-governmental plaintiffs such as unions, HMOs, native American tribes, federal and state taxpayers, and others. The following lists the pending claims included in the latter two of these categories. Certain developments in these cases since July 1, 1998 are also described.

                          SMOKING AND HEALTH LITIGATION

The following lists the smoking and health class actions pending against PM Inc. and, in some cases, the Company and/or its other subsidiaries and affiliates, including PMI, as of November 1, 1998, and describes certain developments since July 1, 1998.

Engle, et al. v. R.J. Reynolds Tobacco Co., et al., Circuit Court, Dade County, Florida, filed May 5, 1994. The trial is currently underway.

Granier, et al. v. The American Tobacco Company, et al., United States District Court, Eastern District, Louisiana, filed September 26, 1994.

Caputo (formerly LeTourneau) v. Imperial Tobacco Limited, et al., Ontario Court of Justice, Toronto, Canada, filed January 13, 1995.

The Smoker Health Defense Association, et al. v. Souza Cruz, S.A. and Philip Morris Marketing, S.A., 19th Lower Civil Court of the Central Courts of the Judiciary District of Sao Paulo, Brazil, filed July 25, 1995.

Norton, et al. v. RJR Nabisco Holdings Corporation, et al., Superior Court, Madison County, Indiana, filed May 3, 1996.

Richardson, et al. v. Philip Morris Incorporated, et al., Circuit Court, Baltimore City, Maryland, filed May 24, 1996. Trial is scheduled for September 1999.

Scott, et al. v. The American Tobacco Company, et al., District Court, Orleans Parish, Louisiana, filed May 24, 1996. In November 1998, the appellate court affirmed the trial court's certification of the medical monitoring class.

Frosina, et al. v. Philip Morris Incorporated, et al., Supreme Court, New York County, New York, filed June 19, 1996. In July 1998, a New York appeals court overturned the trial court's certification of the class, and dismissed the underlying claims, thus dismissing this case in its entirety. The New York Court of Appeals, the state's highest court, has agreed to review the decision.

                                                                    Exhibit 99.1

Reed, et al. v. Philip Morris Incorporated, et al., Superior Court, District of Columbia, filed June 21, 1996.

Barnes (formerly Arch), et al. v. The American Tobacco Company, et al., United States District Court, Eastern District, Pennsylvania, filed August 8, 1996. In November 1998, the appellate court upheld the trial court's decertification of the class and dismissal of the case.

Lyons, et al. v. The American Tobacco Company, et al., United States District Court, Southern District, Alabama, filed August 8, 1996.

Blaylock (formerly Holmes and Crozier) v. The American Tobacco Company, et al., Circuit Court, Montgomery County, Alabama, filed August 8, 1996. Trial has been scheduled for August 1999.

Chamberlain, et al. v. The American Tobacco Company, et al., United States District Court, Northern District, Ohio, filed August 14, 1996.

Thompson, et al. v. American Tobacco Company, Inc., et al., United States District Court, Minnesota, filed September 4, 1996. Trial is scheduled for March 2000.

Perry/Champion, et al. v. American Tobacco Co., Inc., et al., Circuit Court for Coffee County, Tennessee, at Manchester, filed September 6, 1996.

Connor, et al. v. The American Tobacco Company, et al., Second Judicial District Court, Bernalillo County, New Mexico, filed October 10, 1996.

Ruiz, et al. v. The American Tobacco Company, et al., United States District Court, Puerto Rico, filed October 23, 1996.

Hansen, et al. v. The American Tobacco Company, et al., United States District Court, Eastern District, Arkansas, filed November 4, 1996.

McCune, et al. v. American Tobacco Company, et al., Circuit Court of Kanawha County, West Virginia, filed January 31, 1997.

Baker, et al. v. American Tobacco Company, et al., Circuit Court, Wayne County, Michigan, filed February 4, 1997. In August 1998, the court entered a stipulated order dismissing this case with prejudice, with leave for plaintiffs to include their claims in an amended complaint to be filed in the Taylor case also pending in Michigan.

Muncy (formerly Ingle and formerly Woods), et al. v. Philip Morris Incorporated, et al., Circuit Court, McDowell County, West Virginia, filed February 4, 1997.

Emig (formerly Green), et al. v. American Tobacco Company, et al., United States District Court, Kansas, filed February 6, 1997.

Peterson, et al. v. American Tobacco Company, et al., United States District Court, Hawaii, filed February 6, 1997.

Walls, et al. v. The American Tobacco Company, et al., United States District Court, Northern District, Oklahoma, filed February 6, 1997. In July 1998, the court ruled that plaintiffs' claims for breach of implied warranty are inappropriate for class

                                                                    Exhibit 99.1


treatment. The court will certify questions to the Oklahoma Supreme Court to enable it to determine the remainder of plaintiffs' motion for class certification.

Selcer, et al. v. R.J. Reynolds Tobacco Company, et al., United States District Court, Nevada, filed March 3, 1997.

Insolia, et al. v. Philip Morris Incorporated, et al., United States District Court, Western District, Wisconsin, filed April 21, 1997. Trial is scheduled for May 1999.

White, et al. v. Philip Morris, Inc., et al., Chancery Court, Jefferson County, Mississippi, filed April 18, 1997. In September 1998, plaintiffs voluntarily dismissed this case without prejudice.

Geiger, et al. v. The American Tobacco Company, et al., Supreme Court, Queens County, New York, filed April 30, 1997. In July 1998, the appellate court decertified the class and remanded the case back to the trial court for further proceedings on whether plaintiffs meet the requirements for class certification. The appellate court also dismissed plaintiffs' claims of negligent misrepresentation and implied warranties of merchantability and fitness to the extent based on a failure to warn after 1969.

Cole, et al. v. The Tobacco Institute, Inc., et al., United States District Court, Eastern District, Texas, Texarkana Division, filed May 5, 1997.

Cosentino, et al. v. Philip Morris Incorporated, et al., Superior Court, Middlesex County, New Jersey, filed May 21, 1997. In October 1998, the trial court denied plaintiffs' motion for class certification.

Clay, et al. v. The American Tobacco Company, Inc., et al., United States District Court, Southern District, Illinois, Benton Division, filed May 22, 1997. Trial is scheduled for August 1999.

Anderson, et al. v. The American Tobacco Company, Inc., et al., United States District Court, Eastern District, Tennessee, filed May 23, 1997.

Taylor, et al. v. The American Tobacco Company, Inc., et al., Circuit Court, Wayne County, Michigan, filed May 23, 1997.

Lyons, et al. v. Brown & Williamson Tobacco Corporation, et al., United States District Court, Northern District, Georgia, filed May 27, 1997.

Kirstein (formerly Enright), et al. v. American Tobacco Company, Inc., et al., Superior Court, Middlesex County, New Jersey, filed May 28, 1997. In October 1998, the court denied plaintiffs' motion for class certification.

Tepper, et al. v. Philip Morris Incorporated, et al., Superior Court, Middlesex County, New Jersey, filed May 28, 1997. In October 1998, the court denied plaintiffs' motion for class certification.

Brown, et al. v. The American Tobacco Company, Inc., et al., Superior Court, San Diego County, California, filed June 10, 1997.

Lippincott, et al. v. American Tobacco Company, Inc., et al., Superior Court, Middlesex County, New Jersey, filed June 13, 1997. In October 1998, the court denied plaintiffs' motion for class certification.

                                                                    Exhibit 99.1


Brammer, et al. v. R.J. Reynolds Tobacco Company, et al., United States District Court, Southern District, Iowa, filed June 20, 1997.

Knowles, et al. v. The American Tobacco Company, et al., United States District Court, Eastern District, Louisiana, filed June 30, 1997.

Daley, et al. v. American Brands, Inc., et al., United States District Court, Northern District, Illinois, filed July 7, 1997.

Piscitello, et al. v. Philip Morris Incorporated, et al., Superior Court, Middlesex County, New Jersey, filed July 28, 1997. In October 1998, the court denied plaintiffs' motion for class certification.

McCauley, et al. v. Brown & Williamson Tobacco Corporation, et al., United States District Court, Northern District, Georgia, filed August 20, 1997. In August 1998, plaintiffs voluntarily dismissed this case without prejudice.

DaSilva, et al. v. Nigerian Tobacco Company, et al., High Court of Lagos State, Nigeria, filed September 8, 1997.

Bush, et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, Texas, filed September 10, 1997.

Nwanze, et al. v. Philip Morris Companies Inc., et al., United States District Court, Southern District, New York, filed September 29, 1997. In August 1998, the court denied plaintiffs' motion for class certification in this prisoner pro se case, but granted plaintiffs leave to file an amended complaint.

Badillo, et al. v. American Tobacco Company, et al., United States District Court, Nevada, filed October 8, 1997.

Newborn, et al. v. Brown & Williamson Tobacco Corporation, et al., United States District Court, Western District, Tennessee, filed October 9, 1997.

Young, et al. v. The American Tobacco Company, et al., Civil District Court, Orleans Parish, State of Louisiana, filed November 12, 1997.

Aksamit, et al. v. Brown & Williamson Tobacco Corporation, et al., United States District Court, South Carolina, filed November 20, 1997.

DiEnno, et al. v. Liggett Group, Inc., et al., United States District Court, Nevada, filed December 22, 1997.

Herrera, et al. v. The American Tobacco Company, et al., United States District Court, Central District, Utah, filed January 28, 1998. In September 1998, plaintiffs voluntarily dismissed this case without prejudice.

Jackson, et al. v. Philip Morris Incorporated, et al., United States District Court, Central District, Utah, filed February 13, 1998.

Parsons, et al. v. A C & S, Inc., et al. Circuit Court, Kanawha County, West Virginia, filed February 27, 1998.

                                                                    Exhibit 99.1


National Association for Assistance to Consumers and Workers v. Souza Cruz S.A. and Philip Morris Brasil S.A., The Fifth Court of Bankruptcies and Reorganizations of the Capital District of the State of Rio de Janeiro, Brazil, filed March 16, 1998.

Basik (formerly Mendys), et al. v. Lorillard Tobacco Company, et al., Circuit Court of Cook County, Illinois, filed March 17, 1998.

Daniels, et al. v. Philip Morris Companies, Inc., et al., Superior Court, San Diego County, California, filed April 2, 1998.

Christensen, et al. v. Philip Morris Companies, Inc., et al., United States District Court, Nevada, filed April 3, 1998.

Avallone, et al. v. The American Tobacco Company, Inc., et al., New Jersey Superior Court, Atlantic County Law Division, filed April 23, 1998.

Collier, et al. v. Philip Morris Incorporated, United States District Court, Southern District of Mississippi, filed May 26, 1998.

Cleary, et al. v. PM Inc., et al., Circuit Court, Cook County Illinois, County Law Department, Law Division, filed June 3, 1998.

Hogue, et al. v. Philip Morris Companies, et al., United States District Court, Middle District, Florida, filed June 30, 1998.

Cummis, et al. v. Philip Morris Incorporated, United States District Court, New Jersey, filed July 9, 1998.

McNamara, et al. v. Philip Morris Companies, et al., United States District Court, Eastern District, Pennsylvania, filed July 16, 1998.

Vaughan, et al. v. Philip Morris Inc., et al., United States District Court, Western District of Virginia, filed July 30, 1998.

Jimenez, et al. v. Brown & Williamson Tobacco Corporation, et al., Second Judicial District Court, County of Bernalillo, New Mexico, filed August 20, 1998.

Sweeney, et al. v. American Tobacco Company, et al., Court of Common Pleas, Allegheny County, Pennsylvania, filed October 15, 1998.

Brown, et al. v. Philip Morris, Inc., et al., United States District Court, Eastern District of Pennsylvania, filed October 16, 1998. In this case plaintiffs allege that tobacco companies' "discriminatory targeting of menthol tobacco product sales to Black Americans" violates federal civil rights statutes.


      ---------------------------------------------------------------------

                                                                    Exhibit 99.1

                      HEALTH CARE COST RECOVERY LITIGATION

The following lists the health care cost recovery actions pending against PM Inc. and, in some cases, the Company and/or its other subsidiaries and affiliates as of November 1, 1998, and describes certain developments since July 1, 1998.

Moore v. The American Tobacco Company, et al., Chancery Court, Jackson County, Mississippi, filed May 23, 1994. The parties entered into a settlement agreement in July 1997 (see the Company's 1997 Form 10-K). In July 1998, the parties amended the settlement agreement pursuant to its MFN provision (see the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998).

State of Minnesota, et al. v. Philip Morris Incorporated, et al., District Court, Ramsey County, Minnesota, filed August 17, 1994. The parties entered into a settlement agreement in May 1998 (see the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998).

McGraw v. The American Tobacco Company, et al., Circuit Court, Kanawha County, West Virginia, filed September 20, 1994.

The State of Florida, et al. v. The American Tobacco Company, et al., Circuit Court, Palm Beach County, Florida, filed February 21, 1995. The parties entered into a settlement agreement in September 1997 (see the Company's 1997 Form 10-K). In September 1998, the parties amended the settlement agreement pursuant to its MFN provision (see Note 3. Contingencies hereto).

Commonwealth of Massachusetts v. Philip Morris Inc., et al., Superior Court, Middlesex County, Massachusetts, filed December 19, 1995. Trial is scheduled for February 1999.

Ieyoub v. The American Tobacco Company, et al., United States District Court, Western District, Louisiana, filed March 13, 1996.

The State of Texas v. The American Tobacco Company, et al., United States District Court, Eastern District, Texas, filed March 28, 1996. The parties entered into a settlement agreement in January 1998 (see the Company's 1997 Form 10-K). In July 1998, the parties amended the settlement agreement pursuant to its MFN provision (see the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998).

State of Maryland v. Philip Morris Incorporated, et al., Circuit Court, Baltimore City, Maryland, filed May 1, 1996. Trial is scheduled for April 1999.

State of Washington v. The American Tobacco Company, et al., Superior Court, King County, Washington, filed June 5, 1996. Trial began in September 1998. In July 1998, the court dismissed plaintiff's claim for restitution. The court denied defendants' motions seeking dismissal of plaintiff's other claims, including plaintiff's conspiracy claim, but it invited defendants to address the scope of permissible relief under the conspiracy claim by further motion at trial. The court also ordered that defendants may seek a damages offset for plaintiff's tobacco-related tax revenues and that defendants are entitled to challenge the methodology used by plaintiff in estimating its damages and to present alternate methodologies. The court also granted plaintiff's motion for summary judgment as to defendants' defenses that subrogation is plaintiff's exclusive remedy, but denied the motion as to defendants' defenses based on the comparative fault of individual smokers, holding that defendants must be permitted to meet plaintiff's allegations of misrepresentation, deception, and fraud by showing that individual smokers were not misled.

City and County of San Francisco, et al. v. Philip Morris Incorporated, et al., United States District Court, Northern District, California, filed June 6, 1996.

                                                                    Exhibit 99.1


State of Connecticut v. Philip Morris Incorporated, et al., Superior Court, Litchfield District, Connecticut, filed July 18, 1996. In July 1998, plaintiff filed a motion that seeks prejudgment orders of attachment that attach assets in the amount of $2 billion of each tobacco company defendant, excluding Liggett, in order to secure the state's potential recovery. In October 1998, the court denied plaintiff's motion to bifurcate the case as to its claims under the Connecticut Unfair Trade Practices Act ("CUPTA"), and to set the case immediately for trial as to the injunctive relief claims under CUPTA, without prejudice to its reassertion at a later date if circumstances warrant. The court also denied plaintiff's application for a prejudgment attachment remedy without prejudice to plaintiff's right to resubmit that application with proper notice and documentation as required by law. In October 1998, the court set a trial date of September 1, 1999.

County of Los Angeles v. R.J. Reynolds Tobacco Company, et al., Superior Court, San Diego County, California, filed August 5, 1996. In July 1998, the court ordered that this case be coordinated with certain other pending California cases in the coordinated proceeding known as In re Tobacco Cases I, Superior Court for the State of California, Judicial Council Coordination Proceeding No. 4041. Trial is scheduled for February 5, 1999.

State of Arizona v. The American Tobacco Company, et al., Superior Court, Maricopa County, Arizona, filed August 20, 1996. Trial is scheduled for April 1999.

State of Kansas v. R.J. Reynolds Tobacco Company, et al., District Court, Shawnee County, Kansas, filed August 20, 1996.

Kelley v. Philip Morris Incorporated, et al., Circuit Court, Ingham County, Michigan, filed August 21, 1996, by the Attorney General of Michigan. In July 1998, the court granted defendants' motion to dismiss plaintiff's claim of breach of voluntary duty undertaken and plaintiff's exemplary damages claim, and denied the motion with respect to unjust enrichment as untimely.

State of Oklahoma, et al. v. R.J. Reynolds Tobacco Company, et al., District Court, Cleveland County, Oklahoma, filed August 22, 1996. In July 1998, the court granted in part and denied in part defendants' motion for summary judgment on the state's public nuisance claim. The motion was granted to the extent the state's public nuisance claim was based on the lawful sale of cigarettes; it was denied to the extent the state's claim was based on defendants' alleged unlawful conduct. Also in July, the court denied defendants' motion for summary judgment on the state's claims for reimbursement of health care costs. The grounds for defendants' motion were
(i) subrogation is the exclusive method of recovering the state's health care costs and (ii) the state is too remote a plaintiff. In August 1998, the court granted defendants' motions for partial summary judgment on the state's voluntary undertaking claim. In August 1998, the court also granted certain defendants' motion for partial summary judgment on the state's Consumer Protection Act ("CPA") claim, ruling that the state could not recover health care expenditures on that claim. In October 1998, the court granted defendants' motion for partial summary judgment on the state's strict liability claim. In November 1998, the court ruled that the state's claim for damages under its public nuisance claim is limited to "damages sufficient to complete the abatement remedy as to any proven wrongful acts." The court also ruled that civil penalties under the CPA could only be imposed for violations of the CPA that occurred after September 1, 1994 and that the state could not seek disgorgement of proceeds derived through illegal means as a remedy under the CPA until after September 1, 1994. The court reserved ruling, until after trial, whether disgorgement of illegal proceeds was an appropriate equitable remedy. Trial is scheduled for January 1999.

                                                                    Exhibit 99.1


People of the State of California v. Philip Morris Incorporated, et al., Superior Court, San Francisco County, California, filed September 5, 1996.

State of New Jersey v. R.J. Reynolds Tobacco Company, et al., Superior Court, Middlesex County, New Jersey, filed September 10, 1996.

Coyne, et al. v. The American Tobacco Company, et al., United States District Court, Northern District, Ohio, filed September 17, 1996. The court has dismissed the case in its entirety.

State of Utah v. R.J. Reynolds Tobacco Company, et al., United States District Court, Central Division, Utah, filed September 30, 1996.

City of New York, et al. v. The Tobacco Institute, et al., Supreme Court, New York County, New York, filed October 17, 1996.

People of the State of Illinois v. Philip Morris, Inc., et al., Circuit Court, Cook County, Illinois, filed November 12, 1996.

State of Iowa v. R.J. Reynolds Tobacco Company, et al., District Court, Fifth Judicial District, Polk County, Iowa, filed November 27, 1996. In October 1998, the trial court dismissed the plaintiff's claims for prima facie tort, common law indemnity, and violation of the Iowa Ongoing Criminal Conduct Act and denied defendants' motion for judgment on the pleadings on plaintiff's counts for nuisance, conspiracy, and aiding and abetting.

County of Erie v. The Tobacco Institute, Inc., et al., Supreme Court, Erie County, New York, filed January 14, 1997.

State of New York v. Philip Morris Incorporated, et al., Supreme Court, New York County, New York, filed January 21, 1997. Trial is scheduled for June 1999.

State of Hawaii v. Brown & Williamson Tobacco Corporation, et al., Circuit Court, First Circuit, Hawaii, filed January 31, 1997. Trial is scheduled for September 1999.

State of Wisconsin v. Philip Morris Incorporated, et al., Circuit Court, Dane County, Wisconsin, filed February 5, 1997. Trial is scheduled for September 1999.

State of Indiana v. Philip Morris Incorporated, et al., Superior Court, Marion County, Indiana, filed February 19, 1997. In July 1998, the trial court dismissed this case in its entirety.

State of Alaska v. Philip Morris, Incorporated, et al., Superior Court, First Judicial District, Alaska, filed April 14, 1997. Trial is scheduled for February 2000.

County of Cook v. Philip Morris, Incorporated, et al., Circuit Court, Cook County, Illinois, filed April 18, 1997.

Commonwealth of Pennsylvania v. Philip Morris, Inc., et al., Court of Common Pleas, Philadelphia County, Pennsylvania, filed April 23, 1997.

Stationary Engineers Local 39 Health and Welfare Trust Fund v. Philip Morris, Inc., et al., United States District Court, Northern District, California, filed April 25, 1997.

                                                                    Exhibit 99.1


State of Arkansas v. The American Tobacco Company, et al., Chancery Court, Sixth Division, Pulaski County, Arkansas, filed May 5, 1997.

State of Montana v. Philip Morris, Incorporated, et al., First Judicial Court, Lewis and Clark County, Montana, filed May 5, 1997. In September 1998, the court granted defendants' motion to dismiss plaintiff's unjust enrichment claim, but denied the motion with respect to plaintiff's remaining claims.

State of Ohio v. Philip Morris, Incorporated, et al., Court of Common Pleas, Franklin County, Ohio, filed May 8, 1997. In August 1998, the court dismissed all claims other than a state RICO claim and a portion of plaintiff's conspiracy claim. Trial is scheduled for January 2000.

State of Tennessee et al., ex. rel. Beckom, et al. v. The American Tobacco Company, et al., United States District Court, Eastern District, Tennessee, filed May 8, 1997.

State of Missouri v. American Tobacco Company, Inc., et al., Circuit Court, City of St. Louis, Missouri, filed May 12, 1997. Trial is scheduled for January 2000.

State of South Carolina v. Brown & Williamson Tobacco Corporation, et al., Court of Common Pleas, Richland County, South Carolina, filed May 12, 1997.

Iron Workers Local Union No. 17 Insurance Fund, et al. v. Philip Morris, Inc., et al., United States District Court, Northern District, Ohio, Eastern Division, filed May 20, 1997. In September 1998, the court granted defendants' motion to dismiss plaintiffs' claims of breach of voluntarily undertaken duties, but denied the motion with respect to plaintiffs' five remaining claims (federal and state RICO, federal and state antitrust and civil conspiracy). The court also denied defendants' alternative motion to dismiss on the grounds that plaintiffs had failed to join necessary parties. In October 1998, the trial court granted plaintiffs' motion to certify a class consisting of all Ohio labor health and welfare funds. Trial is scheduled for February 1999.

Northwest Laborers-Employers Health and Security Trust Fund, et al. v. Philip Morris, Inc., et al., United States District Court, Western District, Washington, filed May 21, 1997. Trial is scheduled for September 1999.

State of Nevada v. Philip Morris, Incorporated, et al., Second Judicial District, Washoe County, Nevada, filed May 21, 1997. Trial is scheduled for June 2000.

University of South Alabama v. The American Tobacco Company, et al., United States District Court, Southern District, Alabama, filed May 23, 1997. The court has dismissed the case in its entirety.

State of New Mexico v. The American Tobacco Company, et al., First Judicial District Court, Santa Fe County, New Mexico, filed May 27, 1997.

City of Birmingham, Alabama, and The Greene County Racing Commission v. The American Tobacco Company, et al., United States District Court, Northern District, Alabama, filed May 28, 1997. In September 1998, the court granted defendants' motion to strike plaintiffs' amended complaint and entered final judgment in favor of defendants.

State of Vermont v. Philip Morris, Incorporated, et al., Superior Court, Chittenden County, Vermont, filed May 29, 1997. Trial is scheduled for November 1999.

                                                                    Exhibit 99.1


Central Laborers Welfare Fund, et al. v. Philip Morris Inc., et al., United States District Court, Southern District, Illinois, filed May 30, 1997.

Massachusetts Laborers Health and Welfare Fund v. Philip Morris Inc., et al., United States District Court, Massachusetts, filed June 2, 1997.

State of New Hampshire v. R.J. Reynolds Tobacco Company, et al., Superior Court, Merrimack County, New Hampshire, filed June 4, 1997.

The Lower Brule Sioux Tribe v. The American Tobacco Company, et al., Tribal Court, Lower Brule Sioux Tribe, filed June 4, 1997.

State of Colorado v. R.J. Reynolds Tobacco Co., et al., District Court, City and County of Denver, Colorado, filed June 5, 1997. In October 1998, the court denied defendants' motion to dismiss the complaint.

State of Oregon v. The American Tobacco Company, et al., Circuit Court, Multnomah County, Oregon, filed June 9, 1997. In July 1998, the court dismissed with prejudice plaintiff's unjust enrichment claim. The court denied defendants' motion to dismiss plaintiff's public nuisance claim but struck with prejudice that portion of the claim based on defendants' alleged interference with the "right to health care." Trial is scheduled for April 1999.

State of Idaho v. Philip Morris, Inc., et al., District Court, Fourth Judicial District, Ada County, Idaho, filed June 11, 1997. In September 1998, the court granted defendants' motion to dismiss plaintiff's antitrust, public nuisance and conspiracy claims, but permitted plaintiff to replead a narrower consumer protection claim. In September 1998, the court granted defendants' motion to dismiss and entered final judgment in defendants' favor.

People of the State of California v. Philip Morris, Inc., et al., Superior Court, Sacramento County, California, filed June 12, 1997. This case has been coordinated with certain other pending California cases in the coordinated proceeding known as In re Tobacco Cases I, Superior Court for the State of California, Judicial Council Coordination Proceeding No. 4041.

Hawaii Health and Welfare Trust Fund for Operating Engineers v. Philip Morris, Inc., et al., United States District Court, Hawaii, filed June 13, 1997.

State of Maine v. Philip Morris, Incorporated, et al., Superior Court, Kennebec County, Maine, filed June 17, 1997.

Rossello, et al. v. Brown & Williamson Tobacco Corporation, et al., United States District Court, Puerto Rico, filed June 17, 1997. Trial is scheduled for June 2000.

State of Rhode Island v. American Tobacco Company, Inc., et al., Superior Court, Providence, Rhode Island, filed June 17, 1997.

Laborers Local 17 Health and Benefit Fund, et al. v. Philip Morris, Inc., et al., United States District Court, Southern District, New York, filed June 19, 1997. In September 1998, the court decided to reconsider an earlier order dismissing certain claims insofar as that order concluded that plaintiffs had not suffered antitrust injury.

                                                                    Exhibit 99.1


The Muscogee Creek Nation, et al. v. The American Tobacco Company, et al., District Court, Muscogee Creek Nation, Okmulgee District, filed June 20, 1997. In July 1998, the appellate court dismissed defendants' appeal from the lower court's denial of a motion to dismiss based on lack of jurisdiction.

Kentucky Laborers District Council Health and Welfare Trust Fund, et al. v. Hill & Knowlton, Inc., et al., United States District Court, Western District, Kentucky, Louisville Division, filed June 20, 1997. In September 1998, the court granted defendants' motion to dismiss antitrust, deceptive trade practices, special duty, strict liability, negligence, breach of warranty and unjust enrichment claims, but denied the motion with respect to certain portions of plaintiffs' RICO, fraud, misrepresentation and concealment claims.

Oregon Laborers -- Employers Health and Welfare Trust Fund, et al. v. Philip Morris, Inc., et al., United States District Court, Oregon, filed June 20, 1997. In August 1998, the court dismissed this case in its entirety against PM Inc. and certain other defendants.

United Federation of Teachers Welfare Fund, et al. v. Philip Morris, Inc., et al., United States District Court, Southern District, New York, filed June 25, 1997. In September 1998, the court decided to reconsider an earlier order dismissing certain claims insofar as that order concluded that plaintiffs had not suffered antitrust injury.

Connecticut Pipe Trades Health Fund, et al. v. Philip Morris, Inc., et al., United States District Court, Connecticut, filed July 1, 1997. In September 1998, plaintiffs voluntarily dismissed this case without prejudice.

Seafarers Welfare Plan and United Industrial Workers Welfare Plan v. Philip Morris, Inc., et al., United States District Court, Maryland, Southern Division, filed July 2, 1997. In July 1998, the court dismissed all claims with prejudice.

Laborers and Operating Engineers Utility Agreement Health and Welfare Trust Fund for Arizona v. Philip Morris Incorporated, et al., United States District Court, Arizona, filed July 7, 1997.

West Virginia Laborers' Pension Fund, et al. v. Philip Morris, Inc., et al., United States District Court, Southern District, West Virginia, Huntington Division, filed July 11, 1997. In August 1998, the court denied defendants' motion to dismiss. Trial is scheduled for June 2000.

Rhode Island Laborers Health and Welfare Fund v. Philip Morris Incorporated, et al., United States District Court, Rhode Island, filed July 20, 1997.

Eastern States Health and Welfare Fund, et al. v. Philip Morris, Inc., et al., Supreme Court, State of New York, County of New York, filed July 28, 1997.

Asbestos Workers Local 53 Health and Welfare Fund, et al. v. Philip Morris, Inc., et al., United States District Court, Eastern District, Louisiana, filed August 15, 1997.

Steamfitters Local Union No. 420 Welfare Fund, et al. v. Philip Morris, Inc., et al., United States District Court, Eastern District, Pennsylvania, filed August 21, 1997.

                                                                    Exhibit 99.1


State of Georgia v. Philip Morris, Inc., et al., Superior Court, Fulton County, Georgia, filed August 29, 1997.

Construction Laborers of Greater St. Louis Welfare Fund, et al. v. Philip Morris, Inc., et al., United States District Court, Eastern District, Missouri, filed September 2, 1997.

The Arkansas Carpenters Health & Welfare Fund, et al. v. Philip Morris, Inc., et al., United States District Court, Eastern District, Arkansas, filed September 4, 1997.

Southeast Florida Laborers District Council Health and Welfare Trust Fund v. Philip Morris, Inc., et al., United States District Court, Southern District, Florida, filed September 11, 1997.

West Virginia--Ohio Valley Area International Brotherhood of Electrical Workers Welfare Fund v. The American Tobacco Company, et al., United States District Court, Southern District, West Virginia, filed September 11, 1997. In August 1998, the court denied defendants' motion to dismiss. Trial is scheduled for March 2000.

Teamsters Union No. 142 Health and Welfare Trust Fund and Sheet Metal Workers Local Union No. 20 Welfare and Benefit Fund v. Philip Morris Incorporated, et al., Circuit Court of St. Joseph County, Indiana, filed September 12, 1997.

Crow Creek Sioux Tribe v. The American Tobacco Company, et al., Tribal Court, Crow Creek Sioux Tribe, filed September 14, 1997.

Operating Engineers Local 12 Health and Welfare Trust v. American Tobacco Company, et al., Superior Court of California, Los Angeles County, filed September 16, 1997. In July 1998, the court dismissed, without leave to amend, plaintiffs' claims for strict products liability, negligent breach of special duty, breach of express and implied warranties, restitution, unjust enrichment, violation of California antitrust law and intentional breach of special duty. The court dismissed, with leave to amend, plaintiffs' claims for fraud and misrepresentation, civil conspiracy and unfair business practices. In August 1998, this case was coordinated with eleven other cases, including ten other actions by labor or union trust funds, in In re TOBACCO CASES II, Superior Court for the State of California, Judicial Council Coordination Proceeding No. 4042.

Puerto Rican ILGWU Health & Welfare Fund, et al. v. Philip Morris Inc., et al., Supreme Court, State of New York, County of New York, filed September 17, 1997.

New Jersey Carpenters' Health Fund, et al. v. Philip Morris, Inc., et al., United States District Court, New Jersey, filed September 25, 1997. In August 1998, the court granted defendants' motion to dismiss antitrust, special duty and unjust enrichment claims. The court denied the motion as to plaintiffs' fraud and RICO claims, insofar as the alleged conduct was directed at, and relied upon by, plaintiffs. Those claims were dismissed to the extent that they alleged conduct directed at individual smokers.

New Mexico and West Texas Multi-Craft Health and Welfare Trust Fund, et al. v. Philip Morris, Inc., et al., Second Judicial District Court, Bernalillo County, New Mexico, filed October 10, 1997.

Republic of the Marshall Islands v. The American Tobacco Company, et al., High Court, Republic of the Marshall Islands, filed October 20, 1997.

                                                                    Exhibit 99.1


Central States Joint Board v. Philip Morris, Inc., et al., United States District Court, Northern District, Illinois, filed October 20, 1997.

International Brotherhood of Teamsters, Local 734 v. Philip Morris, Inc., et al., United States District Court, Northern District, Illinois, filed October 20, 1997.

Texas Carpenters Health Benefit Fund, et al. v. Philip Morris, Inc., et al., United States District Court, Eastern District, Texas, Beaumont Division, filed October 31, 1997. In August 1998, the court dismissed this case in its entirety.

United Food and Commercial Workers Union and Employers Health and Welfare Fund, et al. v. Philip Morris, Inc., et al., United States District Court, Northern District, Alabama, filed November 13, 1997.

B.A.C. Local 32 Insurance Trust Fund, et al. v. Philip Morris, Incorporated, et al., United States District Court, Eastern District, Michigan, filed November 14, 1997. In September 1998, plaintiffs provided notice of their voluntary dismissal of this case without prejudice. Defendants have objected and the parties await the court's ruling.

Screen Actors Guild-Producers Health Plan, et al. v. Philip Morris, Inc., et al., Superior Court, Los Angeles County, California, filed November 20, 1997. In July 1998, the court dismissed, without leave to amend, plaintiffs' antitrust claim. In August 1998, this case was coordinated with eleven other cases, including ten other actions by labor or union trust funds, in In re TOBACCO CASES II, Superior Court for the State of California, Judicial Council Coordination Proceeding No. 4042.

IBEW Local 25 Health and Benefit Fund v. Philip Morris, Inc., et al., Supreme Court, State of New York, County of New York, filed November 25, 1997.

IBEW Local 363 Welfare Fund v. Philip Morris, Inc., et al., Supreme Court, State of New York, County of New York, filed November 25, 1997.

Local 138, 138A and 138B International Union of Operating Engineers Welfare Fund
v. Philip Morris, Inc., et al., Supreme Court, State of New York, County of New York, filed November 25, 1997.

Local 840, International Brotherhood of Teamsters Health and Insurance Fund v. Philip Morris, Inc., et al., Supreme Court, State of New York, County of New York, filed November 25, 1997.

Long Island Regional Council of Carpenters Welfare Fund v. Philip Morris, Inc., Supreme Court, State of New York, County of New York, filed November 25, 1997.

Day Care Council - Local 205 D.C. 1707 Welfare Fund v. Philip Morris, Inc., et al., Supreme Court, State of New York, County of New York, filed December 8, 1997.

Local 1199 Home Care Industry Benefit Fund v. Philip Morris, Inc., et al., Supreme Court, State of New York, County of New York, filed December 8, 1997.

Local 1199 National Benefit Fund for Health and Human Services Employees v. Philip Morris, Inc., et al., Supreme Court, New York County, New York, filed December 8, 1997.

                                                                    Exhibit 99.1


Mason, et al. v. The American Tobacco Company, et al., United States District Court, Northern District, Texas, filed December 23, 1997.

Operating Engineers Local 324 Health Care Fund, et al. v. Philip Morris, Inc., et al., Circuit Court, Wayne County, Michigan, filed December 30, 1997.

Carpenters & Joiners Welfare Fund, et al. v. Philip Morris Incorporated, et al., United States District Court, Minnesota, filed December 31, 1997. Trial is scheduled for March 2000.

Steamfitters Local Union No. 614 Health & Welfare Fund, et al. v. Philip Morris, Inc., et al., Circuit Court, Thirteenth Judicial District, Tennessee, filed January 7, 1998.

Woods, et al. v. The American Tobacco Company, et al., United States District Court, Middle District, North Carolina, filed February 13, 1998.

State of South Dakota, et al. v. Philip Morris, Inc., et al., Circuit Court, Hughes County, South Dakota, filed February 19, 1998.

Belk, et al. v. Philip Morris, Inc., et al., United States District Court, Southern District, Alabama, filed February 20, 1998. In August 1998, this case was voluntarily dismissed.

National Asbestos Workers Medical Fund, et al. v. Philip Morris Incorporated, et al., United States District Court for the Eastern District of New York, filed February 27, 1998. In October 1998, the court denied defendants' motion to dismiss. Trial is scheduled for May 1999.

Milwaukee Carpenters, et al. v. Philip Morris Incorporated, et al., Circuit Court, Milwaukee County, Wisconsin, filed March 4, 1998.

Group Health Plan, et al. v. Philip Morris, Inc., et al., United States District Court, Minnesota, filed March 11, 1998. Trial is scheduled for March 2000.

Williams & Drake Company, et al. v. The American Tobacco Company, et al., United States District Court, Western District, Pennsylvania, filed March 23, 1998.

Mangini, on Behalf of the General Public of the State of California v. Brown & Williamson Tobacco Corporation, et al., Superior Court, San Francisco County, California, filed March 26, 1998. This action sought injunctive and other relief regarding the advertising of tobacco products on outdoor billboards in California allegedly in violation of a recently-enacted statute that prohibits the placement of such billboards within 1000 feet of certain schools and "public playgrounds." In July 1998, this case was dismissed with prejudice in exchange for defendants' agreement to take certain actions with respect to its billboard advertising in California, including the removal of certain billboards.

United Association of Plumbing and Pipefitting Industry Local 467 v. Philip Morris Incorporated, et al., Superior Court, San Mateo, California, filed March 31, 1998. In August 1998, this case was coordinated with eleven other cases, including ten other actions by labor or union trust funds, in In re TOBACCO CASES II, Superior Court for the State of California, Judicial Council Coordination Proceeding No. 4042.

                                                                    Exhibit 99.1


United Association Local No. 467 Health and Welfare Trust Fund v. Philip Morris, Inc., et al., Superior Court, San Mateo County, California, filed March 31, 1998.

Conwed Corporation and Leucadia, Inc. v. RJ Reynolds Tobacco Company, et al., United States District Court, Minnesota, filed April 10, 1998. Trial is scheduled for March 2000.

Teamsters Benefit Trust v. Philip Morris, Inc., et al., Superior Court, Alameda County, California, filed April 15, 1998. In August 1998, this case was coordinated with eleven other cases, including ten other actions by labor or union trust funds, in In re TOBACCO CASES II, Superior Court for the State of California, Judicial Council Coordination Proceeding No. 4042.

United Association Local No. 159 Health and Welfare Trust Fund v. Philip Morris, Inc., et al., Superior Court, Alameda County, California, filed April 15, 1998. In August 1998, this case was coordinated with eleven other cases, including ten other actions by labor or union trust funds, in In re TOBACCO CASES II, Superior Court for the State of California, Judicial Council Coordination Proceeding No. 4042.

Newspaper Periodical Drivers Local 921 San Francisco Newspaper Agency Health & Welfare Fund v. Philip Morris, Inc., et al., Superior Court, San Mateo County, California, filed April 15, 1998. In August 1998, this case was coordinated with eleven other cases, including ten other actions by labor or union trust funds, in In re TOBACCO CASES II, Superior Court for the State of California, Judicial Council Coordination Proceeding No. 4042.

United Association Local No. 343 Health and Welfare Trust Fund v. Philip Morris, Inc., et al., Superior Court, Alameda County, California, filed April 16, 1998. In August 1998, this case was coordinated with eleven other cases, including ten other actions by labor or union trust funds, in In re TOBACCO CASES II, Superior Court for the State of California, Judicial Council Coordination Proceeding No. 4042.

Bay Area Automotive Group Welfare Fund v. Philip Morris, Inc., et al., Superior Court, San Francisco County, California, filed April 16, 1998. In August 1998, this case was coordinated with eleven other cases, including ten other actions by labor or union trust funds, in In re TOBACCO CASES II, Superior Court for the State of California, Judicial Council Coordination Proceeding No.
4042.

Pipe Trades District Council No. 36 Health & Welfare Trust Fund v. Philip Morris, Inc., et al., Superior Court, Alameda County, California, filed April 16, 1998. In August 1998, this case was coordinated with eleven other cases, including ten other actions by labor or union trust funds, in In re TOBACCO CASES II, Superior Court for the State of California, Judicial Council Coordination Proceeding No. 4042.

Sign, Pictorial and Display Industry Welfare Fund v. Philip Morris, Inc., et al., Superior Court, San Francisco County, California, filed April 16, 1998. In August 1998, this case was coordinated with eleven other cases, including ten other actions by labor or union trust funds, in In re TOBACCO CASES II, Superior Court for the State of California, Judicial Council Coordination Proceeding No. 4042.

San Francisco Newspaper Publishers and Northern California Newspaper Guild Health & Welfare Trust v. Philip Morris, Inc., et al., Superior Court, San Francisco County, California, filed April 17, 1998. In August 1998, this case was coordinated with eleven other cases, including ten other actions by labor or union trust funds, in In re

                                                                    Exhibit 99.1


TOBACCO CASES II, Superior Court for the State of California, Judicial Council Coordination Proceeding No. 4042.

North Coast Trust Fund v. Philip Morris, Inc., et al., Superior Court, San Francisco County, California, filed April 24, 1998.

Northern California Bakery Drivers Security Fund v. Philip Morris, Inc., et al., Superior Court, Alameda County, California, filed April 24, 1998.

Arkansas Blue Cross and Blue Shield, et al. v. Philip Morris Incorporated, et al., United States District Court, Northern District, Illinois, filed April 29, 1998.

Blue Cross and Blue Shield of New Jersey, Inc., et al. v. Philip Morris, Incorporated, et al., United States District Court, Eastern District, New York, filed April 29, 1998.

Regence BlueShield, et al. v. Philip Morris, Inc., et al., United States District Court, Western District, Washington, filed April 29, 1998.

Bay Area Delivery Drivers Security Fund v. Philip Morris, Inc., et al., Superior Court, Alameda County, California, filed April 30, 1998.

Sisseton-Wahpeton Sioux Tribe v. Philip Morris Incorporated, et al., Tribal Court of the Sisseton-Wahpeton Sioux Tribe, filed May 8, 1998.

Standing Rock Sioux Tribe v. Philip Morris Incorporated, et al., Tribal Court of the Standing Rock Sioux Indian Reservation, filed May 8, 1998.

The Republic of Guatemala v. The Tobacco Institute, Inc., et al., United States District Court, District of Columbia, filed May 11, 1998.

Landry, et al. v. Louisiana Health Service and Indemnity Co., Inc., et al., 19th Judicial Court, East Baton Rouge, Louisiana, filed May 18, 1998. In September 1998, plaintiffs voluntarily dismissed the tobacco company defendants from this case without prejudice.

Northern California Plasterers Health & Welfare Trust Fund v. Philip Morris, Inc., et al., Superior Court, Alameda County, California, filed May 21, 1998.

United Association Local No. 393 Health and Welfare Trust Fund v. Philip Morris, Inc., et al., Superior Court, Alameda County, California, filed May 21, 1998.

Service Employees International Union Health & Welfare Fund, et al. v. Philip Morris, et al., United States District Court, District of Columbia, filed May 21, 1998.

Northern California General Teamsters Security Fund v. Philip Morris, Inc., et al., Superior Court, Alameda County, California, filed May 22, 1998.

Utah Laborers' Health and Welfare Fund, et al. v. Philip Morris Incorporated, et al., United States District Court, Utah, filed June 13, 1998.

Joint Benefit Trust v. Philip Morris Incorporated, et al., Superior Court, Alameda County, California, filed June 15, 1998.

                                                                    Exhibit 99.1


Northern California Pipe Trades v. Philip Morris Incorporated, et al., Superior Court, Alameda County, California, filed June 16, 1998.

S.E.I.U. Local 74 Welfare Fund, et al. v. Philip Morris, et al., United States District Court, District of Columbia, filed June 22, 1998.

Plastering Industry Welfare Trust Fund v. Philip Morris, Inc., et al., San Francisco County Superior Court, California, filed July 1, 1998.

Central Valley Painting & Decorating Health & Welfare Trust Fund v. Philip Morris, Inc., et al., San Francisco County Superior Court, California, filed July 6, 1998.

State of Vermont v. Philip Morris Incorporated, et al., Superior Court, Burlington, Vermont, filed July 7, 1998. Effective April 23, 1998, Vermont enacted a statute permitting the state to seek recovery from a "tobacco manufacturer" for the amount paid or likely to be paid in Medicaid benefits for tobacco-related health conditions, and for punitive damages, costs, reasonable attorneys' fees, and other relief. Among other things, the statute abrogated certain affirmative defenses, listed elements of the state's new direct cause of action, and authorized the use of statistical analysis to prove damages. PM Inc. and four other domestic cigarette manufacturers brought suit in federal court in Vermont against state officials for declaratory and injunctive relief on the grounds that enforcement of the statute would violate the United States Constitution and federal law. In July 1998, the State of Vermont brought a state court action under the new statute seeking damages in an amount sufficient to reimburse the state for expenditures made or to be made after the effective date of the statute for health conditions allegedly caused by the tobacco companies' tobacco products, for punitive damages, and certain other relief.

Michael H. Holland, et al. v. Philip Morris, et al., United States District Court, District of Columbia, filed July 9, 1998.

Northern California Tile Industry Health & Welfare Trust Fund v. Philip Morris, Inc., et al., San Francisco County Superior Court, California, filed July 29, 1998.

San Francisco Culinary, Bartenders and Service Employees Welfare Fund v. Philip Morris, Inc., et al., San Francisco County Superior Court, California, filed July 30, 1998.

IBEW Local 595 Health and Welfare Trust Fund v. Philip Morris, Inc., et al., Alameda County Superior Court, California, filed July 30, 1998.

Shop Ironworkers Local 790 Welfare Plan v. Philip Morris, Inc., et al., Alameda County Superior Court, California, filed July 31, 1998.

Contractors, Laborers, Teamsters & Engineers Health & Welfare Plan v. Philip Morris, Inc., et al., United States District Court, Nebraska, filed August 11, 1998.

State of Nebraska v. R.J. Reynolds Tobacco Company, et al., District Court, Lancaster County, Nebraska, filed August 21, 1998.

Smokers for Fairness, LLC et al. v. The State of California, et al., Los Angeles, Superior Court, California, filed September 25, 1998. This purported class action is brought on behalf of all California smokers. It purports to allege eight causes of action: two against the State of California and other California public entities, and six against PM Inc. and other tobacco company defendants. Against the state and the

                                                                    Exhibit 99.1


other public entities, the first cause of action seeks to prohibit the public entities from concluding any settlements with the tobacco company defendants; the second cause of action seeks a refund of all tobacco taxes the purported class has paid. Against PM Inc. and the other tobacco company defendants, plaintiffs allege causes of action for fraud, violations of the California Consumers Legal Remedies Act, breach of express and implied warranties, strict liability, and violations of the California Unfair Competition Law and False Advertising Law. Plaintiffs seek from the tobacco companies unspecified general damages, special damages, restitution, a permanent and preliminary injunction restraining defendants from committing the acts and offenses alleged in the complaint, and attorney's fees and costs.

Kupat Holim Clalit v. Philip Morris, Inc., et al., Jerusalem District Court, Israel, filed September 28, 1998.

The Republic of Panama v. The American Tobacco Company, Inc., et al., United States District Court, Eastern District, Louisiana, filed October 16, 1998.

Pechanga Band of Luiseno Mission Indians, et al. v. Philip Morris, Inc., et al., Superior Court, San Diego County, California, filed October 30, 1998. Plaintiffs have stated that they intend to petition for coordination of this action as an add-on to one of the coordination proceedings in California.

In addition to the foregoing actions, other foreign, state and local government entities and others, including unions, have announced they are considering filing health care cost recovery actions.